Exhibit 99.1

Advent Software Reports First Quarter 2012 Results

Company Achieves Record Quarterly Revenue of $87 Million and Record First Quarter Bookings of Over $7 Million

SAN FRANCISCO — April 30, 2012 — Advent Software, Inc. (NASDAQ: ADVS), a leading provider of software and services to the global investment management industry, announced today its financial results for the first quarter ended March 31, 2012.

“I’m very proud of Advent’s terrific first quarter financial performance,” said Stephanie DiMarco, Founder and Chief Executive Officer of Advent.  “Headlining our financial results was our best first quarter ever for new bookings with annual contract value of $7.4 million, a 45% increase over the same period last year.  By staying focused on our strategy of broadening our product portfolio and growing our addressable market, 2012 is off to a great start, and we remain confident about the market opportunity ahead of us.”

FIRST QUARTER 2012 RESULTS

GAAP Results for Continuing Operations

The Company reported quarterly revenue of $86.9 million for the first quarter of 2012, compared to $75.3 million in the first quarter of 2011, a 15% increase.

Operating income for the first quarter of 2012 was $11.8 million, or 14% of revenue, compared to $11.5 million or 15% of revenue for the first quarter of 2011.

Net income for the first quarter of 2012 was $7.3 million compared to $7.9 million in the first quarter of 2011.

On a fully diluted basis, earnings per share in the first quarter of 2012 were $0.14 and flat when compared to the first quarter of 2011.

Operating cash flow in the first quarter of 2012 was $13.6 million, compared with $11.6 million in the first quarter of 2011, a 17% increase. Cash, cash equivalents and marketable securities totaled $141.1 million as of March 31, 2012, compared to $136.3 million as of December 31, 2011, a 3% increase.

The Company repurchased approximately 267,500 shares in the first quarter of 2012 at an average price of $25.38 per share.

Total deferred revenue as of March 31, 2012 was $174.3 million, compared to $174.9 million as of December 31, 2011.

Non-GAAP Results for Continuing Operations

Non-GAAP operating income for the first quarter of 2012 was $19.6 million, or 23% of revenue. This represents an 11% increase over the same period last year.  On a fully diluted basis, non-GAAP earnings per share were $0.24 in the first quarter of 2012 and represent a 14% increase from non-GAAP diluted earnings per share of $0.21 in the first quarter of 2011.

The reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release.

FIRST QUARTER HIGHLIGHTS

•                  Continued Business Momentum in Key Metrics:  The Annual Contract Value (ACV) of our new contract bookings in the first quarter of 2012 will contribute $7.4 million in annual revenue once the contracts are fully implemented.  Recurring revenues reached 91% of total revenue in the first quarter and our reported renewal rates are among the highest since the fourth quarter of 2008.

•                  Client Success:  Advent saw continued success across all of its client segments, from large hedge fund managers and their service providers, to institutional asset managers, family offices, and independent advisory firms.  New clients included: Driehaus Capital Management of Chicago and Hong Kong’s Myriad Asset Management Limited.  Existing clients that expanded their relationship with Advent or migrated to a new Advent platform from Axys® included: The Butterfield Fulcrum Group, Emery Howard Portfolio Management, Fifth Third Asset Management, Northside Capital Management, Sands Capital Management, Scout Investments, and Willis Investment Council.  Additionally, Azentus Capital Management, a Hong Kong-based hedge fund led by former Goldman Sachs executives, went live on Geneva and Tamale RMS® in the first quarter.

•                  Enhanced Functionality Across Product Lines:  The Company launched a major new release of its platform for asset management today, which is comprised of Advent Portfolio Exchange®, Moxy®, Advent Rules Manager®, and Advent Revenue Center®. Enhancements include a new user experience, business intelligence reporting, dashboards, and more seamless integration across all of the products. Advent also released Syncova Essentials, a lighter, cloud-based version of the Syncova product which delivers automated data aggregation and management of margin and financing costs across multiple counterparties.

•                  Award-Winning Solutions: Advent continues to win accolades around the world. Recent awards include: FTF News’s Most Innovative Mobile Technology award for Advent’s Black Diamond platform; HFMWeek named Advent as Best Technology for Start-Up Funds; and the Company was named Best IT Provider in the 2012 Hedge Fund Journal Service Provider Awards.

FINANCIAL GUIDANCE

Advent updates the following financial guidance for the second quarter and fiscal year 2012:

Guidance	Q2 2012	FY 2012
Total Revenue ($M)	$88-$90	$361-$368
YoY Revenue Growth	10% - 12%	11% - 13%
GAAP Operating Margin	n/a	14.0% - 14.5%
Amortization of Intangibles (% of revenue)	n/a	3%
Stock Compensation Expense (% of revenue)	n/a	6%
Non-GAAP Operating Margin	n/a	23.0% - 23.5%
Operating Cash Flow ($M)	n/a	$90-$96
Capital Expenditures ($M)	n/a	$13-$15
Growth of Weighted Average Shares Outstanding, excluding any share repurchases	n/a	0.25%-0.75% per quarter
Effective Tax Rate (GAAP)	n/a	35% - 40%
Effective Tax Rate (non-GAAP)	n/a	35%

INVESTOR CALL

Advent Software, Inc. will host its Q1 2012 quarterly earnings conference call at 5:00 p.m. Eastern time today.  The Q1 2012 earnings presentation and trended disclosures file, which include highlights and detailed financial information, are currently available at http://investor.advent.com.  To participate via phone, please dial (800) 265-0241 and request conference ID #41807332.  Telephone replay will be available through midnight May 7, 2012.  The replay number for domestic callers is (888) 286-8010, and for international callers is (617) 801-6888, with the conference ID of #12436350.

The conference call will also be webcast live and then archived on http://investor.advent.com.

ABOUT ADVENT

Advent Software, Inc. (www.advent.com), a global firm, has provided trusted solutions to the world’s leading financial professionals since 1983.  Firms in more than 60 countries use Advent technology.  Advent’s quality software, data, services and tools enable financial professionals to improve service and communication to their clients, allowing them to grow their business while controlling costs.  Advent is the only financial services software company to be awarded the Service Capability and Performance certification for being a world-class support organization.  For more information on Advent products visit http://www.advent.com/about/resources/demos/pr.

ABOUT NON-GAAP FINANCIAL INFORMATION

This press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), please see the accompanying tables entitled “Reconciliation of Selected GAAP Measures to Non-GAAP Measures.”

FORWARD-LOOKING STATEMENTS

The financial projections under Financial Guidance, and statements regarding our momentum and market opportunities, and any other forward-looking statements included in this presentation reflect management’s best judgment based on factors currently known and involve risks and uncertainties; our actual results may differ materially from those discussed here.  These risks and uncertainties include: potential fluctuations in new contract bookings, renewal rates, operating results and future growth rates; continued market acceptance of our Advent Portfolio Exchange®, Geneva®, and Moxy® products; the successful development, release and market acceptance of new products and product enhancements; uncertainties and fluctuations in the financial markets; the Company’s ability to satisfy contractual performance requirements; difficulties in integrating merged businesses, such as Syncova Solutions Limited and Black Diamond Performance Reporting LLC, and achieving expected synergies and results; and other risks detailed from time to time in our SEC reports including, but not limited to, our quarterly reports on Form 10-Q and our 2011 annual report on Form 10-K.  The Company disclaims any intention or obligation to publicly update or revise any forward-looking statements including any guidance, whether as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Advent, the Advent logo, Advent Software, Advent Portfolio Exchange, Axys, Geneva and Moxy are registered trademarks of Advent Software, Inc., and Syncova is a mark of Advent Software, Inc.  All other company names or marks mentioned herein are those of their respective owners.

CONTACT

Media Contact:
Smita Topolski
Advent Software, Inc.
(415) 645-1668
stopolsk@advent.com

Investor Relations Contact:
Heidi Flaherty
Advent Software, Inc.
(415) 645-1145
flaherty@advent.com

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

(GAAP, Unaudited)

	March 31	December 31
	2012	2011
ASSETS
Current assets:
Cash and cash equivalents	$70,828	$65,525
Short-term marketable securities	70,258	69,908
Accounts receivable, net	59,518	62,125
Deferred taxes, current	16,300	16,294
Prepaid expenses and other	26,697	23,660
Total current assets	243,601	237,512
Property and equipment, net	41,482	42,301
Goodwill	206,476	204,621
Other intangibles, net	46,749	49,521
Long-term marketable securities	—	917
Deferred taxes, long-term	30,747	30,751
Other assets	13,986	15,927
Noncurrent assets of discontinued operation	2,006	2,006

Total assets	$585,047	$583,556

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,993	$10,558
Accrued liabilities	30,772	40,029
Deferred revenues	166,270	166,945
Income taxes payable	5,225	2,972
Short-term debt	5,000	5,000
Current liabilities of discontinued operation	475	488
Total current liabilities	218,735	225,992
Deferred revenues, long-term	8,068	7,926
Long-term debt	43,750	45,000
Other long-term liabilities	17,147	16,944
Noncurrent liabilities of discontinued operation	4,527	4,633

Total liabilities	292,227	300,495

Stockholders’ equity:
Common stock	509	510
Additional paid-in capital	434,885	429,734
Accumulated deficit	(151,825)	(154,053)
Accumulated other comprehensive income	9,251	6,870
Total stockholders’ equity	292,820	283,061

Total liabilities and stockholders’ equity	$585,047	$583,556

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

(GAAP, Unaudited)

	Three Months Ended March 31
	2012	2011

Net revenues:
Recurring revenues	$78,720	$67,327
Non-recurring revenues	8,184	7,999

Total net revenues	86,904	75,326

Cost of revenues (1):
Recurring revenues	16,926	14,788
Non-recurring revenues	9,668	7,239
Amortization of developed technology	2,541	1,516

Total cost of revenues	29,135	23,543

Gross margin	57,769	51,783

Operating expenses (1):
Sales and marketing	18,446	18,184
Product development	16,799	12,642
General and administrative	9,669	9,084
Amortization of other intangibles	956	320
Restructuring charges	104	26

Total operating expenses	45,974	40,256

Income from continuing operations	11,795	11,527
Interest income and other income (expense), net	(172)	31

Income from continuing operations before income taxes	11,623	11,558
Provision for income taxes	4,306	3,654

Net income from continuing operations	$7,317	$7,904

Discontinued operation:
Net income (loss) from discontinued operation (net of applicable taxes of $(15) and $1,344, respectively)	(23)	1,824

Net income	$7,294	$9,728

Basic net income per share:
Continuing operations	$0.14	$0.15
Discontinued operation	—	0.03
Total operations	$0.14	$0.19

Diluted net income per share:
Continuing operations	$0.14	$0.14
Discontinued operation	—	0.03
Total operations	$0.14	$0.18

Weighted average shares used to compute net income per share:
Basic	51,024	52,201
Diluted	53,363	55,339

(1) Includes stock-based employee compensation expense as follows:

Cost of recurring revenues	$585	$503
Cost of non-recurring revenues	331	247
Total cost of revenues	916	750

Sales and marketing	1,657	1,500
Product development	1,460	1,175
General and administrative	856	1,034
Total operating expenses	3,973	3,709

Total stock-based employee compensation expense	$4,889	$4,459

ADVENT SOFTWARE, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended March 31
	2012	2011
Cash flows from operating activities:
Net income	$7,294	$9,728
Adjustment to net income for discontinued operation	23	(1,824)
Net income from continuing operations	$7,317	$7,904

Adjustments to reconcile net income to net cash provided by operating activities from continuing operations:
Stock-based compensation	4,889	4,459
Excess tax benefit from stock-based compensation	(1,493)	(1,344)
Depreciation and amortization	6,377	4,417
Amortization of debt issuance costs	95	—
Provision for doubtful accounts	52	71
Provision for (reduction of) sales returns	497	(706)
Deferred income taxes	(27)	(72)
Other	(151)	38
Effect of statement of operations adjustments	10,239	6,863
Changes in operating assets and liabilities:
Accounts receivable	2,471	509
Prepaid and other assets	(1,264)	(1,453)
Accounts payable	434	(670)
Accrued liabilities	(8,325)	(5,773)
Deferred revenues	(1,029)	961
Income taxes payable	3,746	3,252
Effect of changes in operating assets and liabilities	(3,967)	(3,174)

Net cash provided by operating activities from continuing operations	13,589	11,593

Cash flows from investing activities:
Cash used in acquisitions, net of cash acquired	(700)	(24,648)
Purchases of property and equipment	(1,951)	(1,436)
Capitalized software development costs	(342)	(1,612)
Purchases of marketable securities	(33,595)	(26,140)
Sales and maturities of marketable securities	34,224	29,408

Net cash used in investing activities from continuing operations	(2,364)	(24,428)

Cash flows from financing activities:
Proceeds from common stock issued from exercises of stock options	1,267	3,161
Withholding taxes related to equity award net share settlement	(782)	(2,608)
Repurchase of common stock	(6,788)	—
Repayment of loan borrowing	(1,250)	—
Excess tax benefits from stock-based compensation	1,493	1,344

Net cash provided by (used in) financing activities from continuing operations	(6,060)	1,897

Net cash transferred from (to) discontinued operation	(142)	3,078

Effect of exchange rate changes on cash and cash equivalents	280	213

Net change in cash and cash equivalents from continuing operations	5,303	(7,647)
Cash and cash equivalents of continuing operations at beginning of period	65,525	81,948

Cash and cash equivalents of continuing operations at end of period	$70,828	$74,301

	Three Months Ended March 31
	2012	2011
Supplemental disclosure of cash flow information
Cash flow from discontiued operation:
Net cash used in operating activities	$(142)	$74
Net cash provided by investing activities	—	3,004
Net cash transferred from (to) continuing operations	142	(3,078)
Effect of exchange rates on cash and cash equivalents	—	—
Net change in cash and cash equivalents from discontinued operations	—	—
Cash and cash equivalents of discontinued operation at beginning of period	—	—
Cash and cash equivalents of discontinued operation at end of period	$—	$—

ADVENT SOFTWARE, INC.

RECONCILIATION OF SELECTED CONTINUING OPERATIONS’ GAAP MEASURES TO NON-GAAP MEASURES

(In thousands, except per share data)

(Unaudited)

To supplement our condensed consolidated financial statements presented on a GAAP basis, Advent uses non-GAAP measures of continuing operations’ operating income, net income and net income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Advent’s underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP results are among the information management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.

	Three Months Ended March 31, 2012 for Continuing Operations
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$57,769	66%	$11,795	14%	$7,317

Amortization of acquired developed technology	1,896		1,896		1,896
Amortization of other acquired intangibles	—		956		956
Stock-based compensation - cost of revenues	916		916		916
Stock-based compensation - operating expenses	—		3,973		3,973
Restructuring charges	—		104		104
Income tax adjustment for non-GAAP (1)	—		—		(2,508)

Non-GAAP	$60,581	70%	$19,640	23%	$12,654

Diluted net income per share
GAAP					$0.14
Non-GAAP					$0.24

Shares used to compute diluted net income per share					53,363

	Three Months Ended March 31, 2011 for Continuing Operations
	Gross	Gross	Operating	Operating	Net
	Margin	Margin %	Income	Income %	Income

GAAP	$51,783	69%	$11,527	15%	$7,904

Amortization of acquired developed technology	916		916		916
Amortization of other acquired intangibles	—		320		320
Stock-based compensation - cost of revenues	750		750		750
Stock-based compensation - operating expenses	—		3,709		3,709
Acquisition related expenses	—		450		450
Restructuring charges	—		26		26
Income tax adjustment for non-GAAP (1)	—		—		(2,551)

Non-GAAP	$53,449	71%	$17,698	23%	$11,524

Diluted net income per share
GAAP					$0.14
Non-GAAP					$0.21

Shares used to compute diluted net income per share					55,339

(1)          The estimated non-GAAP effective tax rate was 35% for the three months ended March 31, 2012 and 2011, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes.

Advent Software, Inc.

Reconciliation of Projected Continuing Operations’ GAAP Operating Income %

to Non-GAAP Operating Income %

(Preliminary and unaudited)

Advent provides projections of non-GAAP measures of its continuing operations’ operating income, which exclude certain costs, expenses, gains and losses which it believes is appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our projected continuing operations’ GAAP results are made with the intent of providing management and investors a more complete understanding continuing operations’ underlying operational results and trends and our marketplace performance. In addition, these adjusted non-GAAP projections are among the information management uses as a basis for planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with generally accepted accounting principles in the United States of America.

Twelve Months Ended December 31, 2012
Continuing Operations
Operating Income %

Projected GAAP	14.0% to 14.5%

Projected amortization of acquired developed technology and other acquired intangible asset adjustment	3%
Projected stock-based compensation adjustment	6%

Projected non-GAAP	23.0% to 23.5%